Location Contracts Acquired	12 Months Ended
Dec. 31, 2019
Goodwill and Intangible Assets Disclosure [Abstract]
Location Contracts Acquired
Note 7.	Location Contracts Acquired

Location contract assets acquired in business acquisitions are recorded at acquisition at fair value based on an income approach. Location contracts acquired consist of the following at December 31, 2019 and 2018 (in thousands):

	2019	2018
Cost	$204,353	$147,341
Accumulated amortization	(37,570)	(21,302)

Location contracts acquired, net	$166,783	$126,038

Each asset is amortized over the expected useful life of 10 years. Estimated amortization expense related to location contracts acquired for the next five years and thereafter is as follows:

Year ending December 31:
2020	$20,475
2021	20,475
2022	20,475
2023	20,475
2024	20,267
Thereafter	64,615

Total	$166,783

Amortization expense of location contracts acquired was $16.2 million, $10.8 million and $6.5 million, during the years ended December 31, 2019, 2018 and 2017, respectively.